UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025 (October 30, 2025)

___________________________________

Audax Private Credit Fund, LLC

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-01861 (Commission File Number)	99-4488204 (I.R.S. Employer Identification No.)
320 Park Avenue New York, New York 10022
(Address of principal executive offices and zip code)
(212) 703-2700
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure.

On October 30, 2025, Audax Private Credit Fund, LLC’s (the “Fund”) board of directors declared a distribution of $0.40 per share of its limited liability company interests, par value $0.001 (the “Common Shares”), payable at the close of business on November 14, 2025, to shareholders of record as of October 31, 2025. These distributions will be paid in cash or reinvested in Common Shares for shareholders participating in the Fund’s distribution reinvestment plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Audax Private Credit Fund, LLC

Date:	October 31, 2025	By:	/s/ Grant Bokerman
		Name:	Grant Bokerman
		Title:	Secretary